UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05215 )

Exact name of registrant as specified in charter: Putnam Tax Exempt Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005—March 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Money Market Fund

3|31|06

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors
We have below-average expenses and stringent
investor protections, and provide a wealth of
information about the Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

Putnam
Tax Exempt
Money Market Fund

3 | 31 | 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Your fund’s management	17
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Tax Exempt Money Market Fund: seeking to
offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of pursuing their overall investment strategy. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors’ portfolios. The fund seeks to earn as high a rate of current income that is exempt from federal income taxes as Putnam believes is consistent with liquidity, as well as with preservation and stability of principal. In short, the fund aims to provide investors with tax-favored income at short-term rates.

Because the fund invests in securities issued by borrowers with excellent credit ratings, the fund’s risk of losing principal is low. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

Putnam Tax Exempt Money Market Fund’s management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry. Putnam’s municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or to stow away cash for an unforeseen “rainy day,” while earning tax-favored income,

Putnam Tax Exempt Money Market Fund can be an attractive choice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Understanding tax-equivalent yield
To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:
The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 3%, then its tax-equivalent yield is 4.6%, assuming the maximum 35% federal tax rate for 2006.

Results for investors subject to lower
tax rates would not be as advantageous.

Putnam Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income exempt from federal income tax as we believe is consistent with capital preservation, stability of principal, and maintenance of liquidity.

Highlights

* For the six months ended March 31, 2006, Putnam Tax Exempt Money Market Fund’s class A shares returned 1.21% .

* The fund’s benchmark, the Merrill Lynch 91-day Treasury Bill Index, returned 1.95% .

* The average return for the fund’s Lipper category, Tax-Exempt Money Market Funds, was 1.13% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 3/31/06

Since the fund’s inception (10/26/87), average annual return is 2.89% at NAV.
Current 7-day yield (at 3/31/06) is 2.52%, with expense limitation. Taxable equivalent: 3.88% .
Current 7-day yield (at 3/31/06) without expense limitation is 2.48% . Taxable equivalent: 3.82% .

	Average annual return	Cumulative return
	NAV	NAV

10 years	2.14%	23.62%

5 years	1.24	6.35

3 years	1.15	3.49

1 year	2.18	2.18

6 months	—	1.21

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the period, this fund limited expenses, without which returns would have been lower. Class A shares do not bear an initial sales charge. For the most recent month-end performance, visit www.putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the 35% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

Report from the fund managers

The period in review

The Fed’s resolve to contain inflationary pressures in the U.S. economy by consistently raising short-term interest rates since June 2004 has generated some of the most attractive yields offered by tax-exempt money market securities in recent memory. To enable your fund to benefit from these higher yields, we’ve maintained a considerable weighting in floating-rate securities, particularly variable-rate demand notes with resets of one and seven days. We also took advantage of seasonal factors, such as tax-related selling this spring, to capture more competitive yields when buying opportunities presented themselves. These strategies proved beneficial: the fund’s total return at net asset value (NAV) for the six months ended March 31, 2006, edged slightly ahead of the average for the fund’s Lipper peer group. However, fund performance lagged that of the benchmark index, which is composed exclusively of short-maturity taxable U.S. Treasury bills. In contrast, your fund invests in a wide range of tax-free money-market-eligible securities.

Market overview
Signs of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to increase short-term interest rates from 3.75% to 4.75% in four 0.25% increments during the first six months of the fund’s fiscal year. Despite a significant increase in short-term rates, long-term bond yields ended the period slightly lower. Potential forces constraining the rise of long-term rates include the strength of global demand for longer-term bonds from pension plans and other investors, as well as a widespread belief that infla-tion will remain in check as the Fed achieves its objectives through monetary policy. As shorter- and longer-term interest rates converged significantly, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

Given the Fed’s steady rate increases since June 2004, yields on all money market securities have risen to more attractive levels. As a result, money market funds as an asset class are drawing increased attention from investors and the financial press alike for their attractive combination of relative safety, liquidity, and yield. By the end of the reporting period, assets of all money market mutual funds, taxable, institutional, and tax free, exceeded $2 trillion (compared with $1.9 trillion as of the start of the period).*

Strategy overview
During the first half of its fiscal 2006, the fund continued to hold a significant weighting in variable-rate demand  notes (VRDNs) with one- and seven-day resets. These floating-rate securities are very interest-rate sensitive, because they have yields that reset in accordance with changes in short-term interest rates. VRDNs, which form the backbone of your portfolio, have represented a higher weighting in recent months. As of March 31, 2006, the end of the reporting period, they made up nearly 89% of the fund’s total portfolio value. This allocation was an important factor contributing to the rise in the fund’s 7-day yield, which climbed from 2.17% at the end of the prior reporting period on September 30, 2005, to 2.52% by March 31, 2006.

We took two additional steps during the reporting period to maximize the

*Source: iMoneyNet, September 30, 2005,
and April 7, 2006.

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Bonds

Lipper Tax-Exempt Money Market Funds category average	1.13%

Merrill Lynch 91-day Treasury Bill Index (short-maturity U.S. Treasury bills)	1.95%

Lehman Municipal Bond Index (tax-exempt bonds)	0.98%

Lehman Aggregate Bond Index (broad bond market)	-0.06%

Equities

S&P 500 Index (broad stock market)	6.38%

Russell 1000 Index (large-company stocks)	6.71%

Russell 2000 Index (small-company stocks)	15.23%

fund’s income stream. Toward the end of calendar 2005, with the Fed still actively pursuing its aggressive monetary policy, we bought municipal commercial paper with three-month maturities. We thought it would be prudent to lock in the attractive yields at the time, which were higher than what was being offered on floating-rate money market securities. This decision proved advantageous.

Secondly, in February and March, when these tax-free commercial paper holdings were maturing, we reinvested the proceeds back into VRDNs to better position the fund for seasonal opportunities that typically present themselves in the weeks leading up to the federal and state tax filing deadline. Historically, VRDN yields tend to rise during this time, because investors are liquidating assets to make tax payments. This selling pressure forces dealers to raise yields on VRDNs to attract buyers. Not surprisingly, municipal commercial paper and tax-free fixed-rate money market securities became relatively less attractive. By actively managing the fund through this fluctuation in supply/demand dynamics, we believe we positioned the fund for the best income opportunities that the market offered at that time.

These strategies had the intended effect of lowering the fund’s weighted average days to maturity from 31 days on September 30, 2005, to 14 days by March 31, 2006.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Your fund’s holdings

Given their responsiveness to changes in interest rates, VRDNs continue to repre sent the largest sector allocation in the fund. Since VRDNs allow the holder to demand purchase upon specified notice, the issuer will typically have some form of liquidity or third-party credit support to meet this demand. This can take the form of a letter of credit (LOC) from a major commercial bank or be insured and have a standby bond purchase agreement (SBPA) from a commercial bank or issuer. In both cases, there is reduced credit risk to the fund, because another entity, be it a bank or an insurance company, provides credit and liquidity enhancement for interest and principal payments.

Several well-respected banking entities supply credit support through LOCs for the portfolio’s VRDNs and commercial paper holdings. Barclays Bank is a highly profitable bank based in the United Kingdom. The bank’s diversified mix of income sources, including its domestic and international banking operations and a large Euro-pean credit card business, as well as its broad asset management expertise, make it a very creditworthy institution. We also held VRDNs from LaSalle Bank N.A., a subsidiary of ABN AMRO Bank N.V., which is a large bank based in the Netherlands, with a core business and retail banking operations in its home country, the Midwestern United States, and Brazil. This bank’s diverse income sources and improved profitability in recent years underscores its financial strength. Finally, BNP Paribas

Performance comparisons
As of 3/31/06

	Current yield*	After-tax yield

Regular savings account	0.50%	0.33%

Average taxable money market fund compound 7-day yield	4.17	2.71

3-month certificate of deposit	4.88	3.17

Putnam Tax Exempt Money Market Fund 7-day yield
(with expense limitation)	2.52	2.52

Putnam Tax Exempt Money Market Fund 7-day yield
(without expense limitation)	2.48	2.48

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily.
Investment returns will fluctuate. The principal value on regular savings and on bank certificates of deposits (CDs) is gener-
ally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 35% maximum federal income tax rate.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), iMoneyNet Money Fund Report (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (3-month CDs).

is a large, established French banking institution with large market shares in retail, corporate, and investment banking. Belgium-based Dexia Group supplies liquidity on the insured issues as well as credit support through LOCs. This high-quality company, which ranks among the 15 largest banks in Europe, operates strong retail banking and asset management franchises.

The four main bond insurers —AMBAC, FGIC, FSA, and MBIA — have strong claims-paying abilities and hold deep reserves of hard capital to meet the potential obligations of an insurer. XLCA, which is a relative newcomer to the industry, can provide investors with diversification of credit exposure. Like the four main bond insurers, XLCA is rated AAA by third-party rating agencies.

Additionally, we purchase VRDNs that do not obtain additional credit support (LOC or insurance) as the issuer has pledged funds to meet payments. This was the case with the portfolio’s investments in VRDNs issued by the state of Illinois. The state has secured the highest and best security available in the municipal market: the general obligation and full faith and credit pledge of a sovereign government. The state’s Bond Act requires the governor to appropriate adequate funds to pay the principal and interest in bonds that will mature each year.

During the reporting period, we purchased tax-anticipation notes issued by the state of Texas. A tax-anticipation note is a short-term security issued by state and local governments in anticipation  of future tax collections. The state of Texas Series 2005 Notes are secured by a lien on all amounts held in the Proceeds Account and Sinking Account of the Note Fund. Cash flow coverage for the Notes in August, the month of maturity, is adequate at 1.2 times the amount of debt service coverage. If the General Fund is supplemented by other resources, coverage improves to a more solid 1.7 times debt service coverage. Historically, Texas has announced conservative cash flow forecasts, so coverage could be somewhat stronger.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Among the funds in its Tax-Exempt Money Market Funds category, Lipper ranked Putnam Tax Exempt Money Market Fund’s class A shares 36th out of 114, 32nd out of 93, and 35th out of 80 funds for the 1-, 5-, and 10-year periods, respectively, ended March 31, 2006. These rankings put the fund in the 32nd, 35th, and 44th percentile for the same respective periods. The lower the percentile ranking according to Lipper, the better the fund’s performance relative to its Lipper peers. Lipper rankings do not reflect sales charges and are based on total return of funds with similar investment styles or objectives as determined by Lipper. Past performance does not guarantee future results.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The U.S economy has remained strong despite steady tightening by the Fed. By mid-2005, the Fed’s program of tightening had been in place for a year, the point at which past Fed tightening cycles have begun to slow economic growth. This time, despite additional rate increases, the economy has continued to strengthen. With corporate profits remaining strong, companies have defied predictions of slower earnings growth — helped by a still vibrant consumer and a revival in business spending. Clearly, something is making the U.S. economy impressively resilient. We are convinced that the main sources of that resilience are advances in productivity and output.

We think the focus of the debate about the Fed’s monetary policy has shifted from a question of if the Fed will stop raising short-term rates to when. We would expect to see the Fed’s tightening cycle nearing an end this summer. At some point, when the Fed ceases raising rates, we think the short end of the yield curve will become less steep and that further flattening will occur. We will continue to look for attractive tax-free income opportunities while taking advantage of pricing inefficiencies in the market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance and comparative index results
For periods ended 3/31/06

	Putnam Tax		Lipper Tax-Exempt
	Exempt Money	Merrill Lynch 91-day	Money Market Funds
	Market Fund	Treasury Bill Index	category average*

Annual average
(life of fund, since 10/26/87)	2.89%	4.81%	2.92%

10 years	23.62	45.59	23.39
Annual average	2.14	3.83	2.12

5 years	6.35	11.73	5.91
Annual average	1.24	2.24	1.15

3 years	3.49	6.39	3.23
Annual average	1.15	2.09	1.06

1 year	2.18	3.53	2.02

6 months	1.21	1.95	1.13
Current yield (end of period)
Current 7-day yield[1]
(with expense limitation)	2.52

Taxable equivalent[2]	3.88

Current 7-day yield
(without expense limitation)	2.48

Current 30-day yield[1]
(with expenses limitation)	2.48

Taxable equivalent[2]	3.82

Current 30-day yield
(without expense limitation)	2.42

Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge. For a portion of the period, this fund limited expenses, without which returns and yields would have been lower. Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6 month and 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 114, 114, 104, 93 and 80 funds, respectively, in this Lipper category.

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.
Yield reflects current performance more closely than total return.

2 Assumes the 35% 2006 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advan-
tageous. Capital gains, if any, are taxable for federal and, in most cases, state purposes. Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

Fund distribution information
For the six-month period ended 3/31/06

Distributions*

Number	6

Income	$0.012015

Total	$0.012015

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Money Market Fund from October 1, 2005, to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A

Expenses paid per $1,000*	$ 2.86

Ending value (after expenses)	$1,012.10

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam
Management and a non-recurring reimbursement by Putnam. If these amounts had been reflected in the table above, fund expenses would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2006, use the calculation method below. To find the value of your investment on October 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A

Expenses paid per $1,000*	$ 2.87

Ending value (after expenses)	$1,022.09

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam
Management and a non-recurring reimbursement by Putnam. If these amounts had been reflected in the table above, fund expenses would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

Class A

Your fund's annualized expense ratio*	0.57%

Average annualized expense ratio for Lipper peer group†	0.58%

* Does not reflect the effect of a non-recurring waiver of certain fund expenses by Putnam Management and a non-recurring reimbursement by Putnam. If these amounts had been reflected in the table above, the fund’s expense ratio would have been lower.

† Simple average of the expenses of all funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $20,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Prime Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended March 31, 2006.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class A shares of your fund do not carry an initial sales charge or a 12b-1 fee. Exchange of your fund’s class A shares into another fund may involve a sales charge.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all Lipper Tax Exempt Money Market Funds.

Merrill Lynch 91-day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and
Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have devel-
oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the
Putnam family of funds and compares favorably with fees paid by competitive funds spon-
sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 36th percentile in management fees and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004
(the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad
Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for manage-
ment and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee break-
points. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consul-
tation with the Contract Committee, has committed to maintain at least through 2006. The
Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund
(as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’
management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper peer group, Lipper Tax-Exempt Money Market Funds (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions), for the one-, three-, and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

51st	33rd	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 46, 118, and 106 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Tax-Exempt Money Market Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 32%, 35%, and 44%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 36th out of 114, 32nd out of 93, and 35th out of 80 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

Key to abbreviations
AMBAC — AMBAC Indemnity Corporation	TAN — Tax Anticipation Notes
FGIC — Financial Guaranty Insurance Company	TRAN — Tax Revenue Anticipation Notes
FSA — Financial Security Assurance	VRDN — Variable Rate Demand Notes
LOC — Letter of Credit	XLCA — XL Capital Assurance
MBIA — MBIA Insurance Company

MUNICIPAL BONDS AND NOTES (98.1%)*
	Rating **	Principal amount	Value

Arizona (3.4%)
Mcallister, Academic Village VRDN
(AZ State U.), Ser. B, AMBAC, 3.17s, 7/1/45	VMIG1	$4,145,000	$4,145,000

California (1.8%)
CA State Econ. Recvy. VRDN, Ser. C-10,
3.17s, 7/1/23 (BNP Paribas (LOC))	VMIG1	2,150,000	2,150,000

Colorado (2.7%)
U. of CO. Hosp. Auth. VRDN, Ser. B, 3.18s,
11/15/35 (Citibank, N.A. (LOC))	VMIG1	3,250,000	3,250,000

Florida (4.3%)
FL Gulf Coast U. Fin. Corp. VRDN
(Cap. Impt.), 3.2s, 12/1/33 (Wachovia
Bank, N.A. (LOC))	VMIG1	2,290,000	2,290,000
Highlands Cnty., Hlth. Fac. Auth. VRDN
(Adventist Hlth.), Ser. A, 3.22s, 11/15/32
(Suntrust Bank (LOC))	A-1+	3,000,000	3,000,000
			5,290,000

Georgia (6.2%)
Atlanta, Wtr. & Waste Wtr. VRDN,
Ser. B, FSA, 3.17s, 11/1/38	VMIG1	3,500,000	3,500,000
Gwinnett Cnty., Hosp. Auth. VRDN
(Gwinnett Hosp. Syst., Inc.), Ser. A, 3.18s,
10/1/32 (Suntrust Bank (LOC))	VMIG1	2,000,000	2,000,000
Metro Atlanta, Rapid Transit Auth.
Commercial Paper Ser. 04-B, 3.17s,
4/13/06 (Dexia Credit Local (LOC))	A-1+	2,000,000	2,000,000
			7,500,000

Idaho (1.6%)
ID State TAN, 4s, 6/30/06	MIG1	2,000,000	2,006,666

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Illinois (10.2%)
Chicago, Waste Wtr. Transmission VRDN,
Ser. A, MBIA, 3.23s, 1/1/39	VMIG1	$4,000,000	$4,000,000
IL Dev. Fin. Auth. VRDN (North Shore
Country Day), 3.21s, 7/1/33 (Northern Trust
Co. (LOC))	VMIG1	2,000,000	2,000,000
IL Fin. Auth. VRDN (IL Inst. of Tech.), 3.21s,
12/1/24 (Harris Trust & Savings Bank (LOC))	VMIG1	2,355,000	2,355,000
IL State VRDN, Ser. B, 3.23s, 10/1/33	A-1+	4,000,000	4,000,000
			12,355,000

Indiana (6.8%)
IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial
Hosp. Assn.), Ser. A, 3.23s, 10/1/32 (U.S. Bank,
N.A. (LOC))	A-1+	3,335,000	3,335,000
IN Muni. Pwr. Agcy. Supply Syst. VRDN,
Ser. A, 3.18s, 1/1/18 (Dexia Credit
Local (LOC))	VMIG1	3,600,000	3,600,000
IN State Dev. Fin. Auth. VRDN (IN Museum
of Art), 3.22s, 2/1/39 (Bank One, N.A. (LOC))	VMIG1	1,300,000	1,300,000
			8,235,000

Kentucky (4.1%)
KY Asset/Liability Comm. Gen. Fund TRAN,
Ser. A, 4s, 6/28/06	MIG1	1,500,000	1,504,778
KY Econ. Dev. Fin. Auth. Hosp. Fac. VRDN
(Baptist Hlth. Care), Ser. B, MBIA, 3.2s, 8/15/31	VMIG1	3,450,000	3,450,000
			4,954,778

Maine (2.3%)
ME State Hsg. Auth. VRDN, Ser. E-1,
AMBAC, 3.18s, 11/15/30	VMIG1	2,770,000	2,770,000

Massachusetts (2.9%)
MA State Dev. Fin. Agcy. VRDN (Boston U.),
Ser. R-1, XLCA, 3.2s, 10/1/42	VMIG1	3,500,000	3,500,000

Michigan (2.3%)
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.15s, 7/1/33	VMIG1	750,000	750,000
MI State Hosp. Fin. Auth. VRDN (Holland
Cmnty. Hosp.), Ser. B, 3.19s, 1/1/34 (Bank
One, N.A. (LOC))	VMIG1	2,000,000	2,000,000
			2,750,000

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Minnesota (5.3%)
Cohasset, VRDN (MN Pwr. & Light Co.),
Ser. A, 3.19s, 6/1/20 (Lasalle Bank,
N.A. (LOC))	A-1+	$3,500,000	$3,500,000
Minnanoka & Ramsey Cntys., North
Suburban Hosp. Dist. VRDN (Hlth. Ctr.),
3 1/4s, 8/1/14 (Wells Fargo Bank
NW, N.A. (LOC))	A-1+	2,000,000	2,000,000
U. of MN VRDN, Ser. C, 3.23s, 12/1/36	VMIG1	1,000,000	1,000,000
			6,500,000

Mississippi (0.9%)
Jackson Cnty., VRDN (Chevron USA, Inc.),
3.15s, 12/1/16	VMIG1	1,100,000	1,100,000

Missouri (2.9%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Christian Brothers), Ser. A, 3.21s,
10/1/32 (U.S. Bank, N.A. (LOC))	A-1+	2,000,000	2,000,000
(Deaconess Long Term Care), Ser. B,
3.2s, 5/15/30 (LaSalle Bank, N.A. (LOC))	VMIG1	400,000	400,000
(Cox Hlth. Syst.), AMBAC, 3.17s, 6/1/22	VMIG1	1,100,000	1,100,000
			3,500,000

Montana (0.2%)
MT State Hlth. Fac. Auth. VRDN (Hlth. Care
Pooled Loan), Ser. A, FGIC, 3.19s, 12/1/15	VMIG1	300,000	300,000

New Mexico (2.7%)
Farmington, Poll. Control VRDN
(AZ Pub. Service Co.), Ser. A, 3.18s, 5/1/24
(Barclays Bank PLC (LOC))	P-1	1,300,000	1,300,000
(AZ Pub. Service Co.), Ser. B, 3.15s, 9/1/24
(Barclays Bank PLC (LOC))	P-1	2,000,000	2,000,000
			3,300,000

New York (1.6%)
Metro. Trans. Auth. VRDN, Ser. E-2, 3.17s,
11/1/35 (Fortis Bank SA/NV (LOC))	VMIG1	1,910,000	1,910,000

Ohio (7.9%)
Cuyahoga Cnty., Hosp. VRDN (Metro Hlth.
Syst.), 3.2s, 2/1/35 (National City Bank (LOC))	VMIG1	3,000,000	3,000,000
Hamilton Cnty., Hlth. Care Facs. VRDN
(Deaconess Long Term Care), Ser. A, 3.2s,
5/15/30 (LaSalle Bank, N.A. (LOC))	VMIG1	3,655,000	3,655,000
OH State Higher Edl. Fac. VRDN
(Cleveland Inst. Music), 3.2s, 5/1/30 (National
City Bank (LOC))	VMIG1	3,000,000	3,000,000
			9,655,000

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating **	Principal amount	Value

Pennsylvania (9.9%)
Allegheny Cnty., Hosp. Dev. Auth. VRDN
(Hlth. Ctr. Presbyterian)
Ser. A, MBIA, 3.22s, 3/1/20	VMIG1	$1,800,000	$1,800,000
Ser. D, MBIA, 3.22s, 3/1/20	VMIG1	2,300,000	2,300,000
Beaver Cnty., Indl. Dev. Auth. Poll. Control
VRDN (First Energy), Ser. A, 3.22s, 1/1/35
(Barclays Bank PLC (LOC))	VMIG1	1,000,000	1,000,000
Montgomery Cnty., Indl. Dev. Auth.
Commercial Paper (Exelon), Ser. 94-A,
3.28s, 4/5/06 (BNP Paribas (LOC))	A-1+	2,000,000	2,000,000
Philadelphia, TRAN, Ser. A, 4s, 6/30/06	MIG1	2,000,000	2,006,021
Philadelphia, Hosp. & Higher Ed. Fac. Auth.
VRDN (Temple U. Hlth.), Ser. A, 3.2s, 7/1/27
(Wachovia Bank, N.A. (LOC))	VMIG1	3,000,000	3,000,000
			12,106,021

Rhode Island (0.8%)
RI State Hlth. & Edl. Bldg. Corp. VRDN
(Higher Ed. Fac. Brown U.), Ser. B,
3.15s, 9/1/43	VMIG1	1,000,000	1,000,000

Tennessee (1.6%)
Metro. Govt. Nashville & Davidson Cnty.,
Hlth. & Edl. Fac. Board VRDN (Ensworth
School), 3.18s, 12/1/27 (Suntrust Bank (LOC))	VMIG1	2,000,000	2,000,000

Texas (3.2%)
North TX Thruway Syst. Auth. VRDN
(North Dallas), Ser. C, FGIC, 3.19s, 1/1/25	VMIG1	2,000,000	2,000,000
TX State TRAN, 4 1/2s, 8/31/06	MIG1	1,890,000	1,899,839
			3,899,839

Virginia (3.3%)
Clarke Cnty., Indl. Dev. Auth. Hosp.
Facs. VRDN (Winchester Med. Ctr., Inc.),
FSA, 3.2s, 1/1/30	VMIG1	4,045,000	4,045,000

Washington (1.6%)
WA State Hsg. Fin. Comm. VRDN
(Northwest School), 3.17s, 6/1/32 (Bank of
America, N.A. (LOC))	VMIG1	2,000,000	2,000,000

Wisconsin (2.3%)
WI State Hlth. & Edl. Fac. Auth. VRDN
(Wheaton Franciscan Svcs.), 3.18s, 8/15/16
(Citibank, N.A. (LOC))	VMIG1	2,800,000	2,800,000

MUNICIPAL BONDS AND NOTES (98.1%)* continued

	Rating **	Principal amount	Value
Wyoming (5.3%)
Gillette, Poll. Control VRDN (Pacificorp),
3.28s, 1/1/18 (Barclays Bank PLC (LOC))	P-1	$4,400,000	$4,400,000
WY State Ed. Fund TRAN, 4s, 6/28/06	SP-1+	2,000,000	2,006,520
			6,406,520

TOTAL INVESTMENTS
Total investments (cost $119,428,824)			$119,428,824

* Percentages indicated are based on net assets of $121,791,116.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2006, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2006. Securities rated by Putnam are indicated by “/P” . Security ratings are defined in the Statement of Additional Information.

The rates shown on VRDN are the current interest rates at March 31, 2006.

The fund had the following industry group concentrations greater than 10% at March 31, 2006 (as a percentage of net assets):
Utilities	10.1%
Health care	10.1

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS
Investments in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$119,428,824

Cash	3,012,114

Interest and other receivables	638,565

Receivable for shares of the fund sold	310,835

Receivable for securities sold	1,821,389

Total assets	125,211,727

LIABILITIES
Distributions payable to shareholders	8,620

Payable for securities purchased	3,007,673

Payable for shares of the fund repurchased	224,374

Payable for compensation of Manager (Note 2)	100,099

Payable for investor servicing and custodian fees (Note 2)	6,540

Payable for Trustee compensation and expenses (Note 2)	34,364

Payable for administrative services (Note 2)	1,200

Other accrued expenses	37,741

Total liabilities	3,420,611

Net assets	$121,791,116

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$121,784,125

Undistributed net investment income (Note 1)	8,393

Accumulated net realized loss on investments (Note 1)	(1,402)

Total — Representing net assets applicable to capital shares outstanding	$121,791,116

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($121,791,116 divided by 121,784,125 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INTEREST INCOME	$1,664,795

EXPENSES
Compensation of Manager (Note 2)	258,381

Investor servicing fees (Note 2)	46,305

Custodian fees (Note 2)	2,965

Trustee compensation and expenses (Note 2)	13,926

Administrative services (Note 2)	11,067

Auditing	22,795

Other	29,015

Non-recurring costs (Notes 2 and 5)	303

Costs assumed by Manager (Notes 2 and 5)	(303)

Fees waived and reimbursed by Manager or affiliate (Notes 2 and 5)	(105,669)

Total expenses	278,785

Expense reduction (Note 2)	(2,524)

Net expenses	276,261

Net investment income	1,388,534

Net increase in net assets resulting from operations	$1,388,534

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income	$ 1,388,534	$ 1,849,974

Net increase in net assets resulting from operations	1,388,534	1,849,974

Distributions to shareholders: (Note 1)

From tax-exempt income	(1,400,292)	(1,835,684)

Increase (decrease) from capital share transactions (Note 4)	7,374,285	(9,878,741)

Total increase (decrease) in net assets	7,362,527	(9,864,451)

NET ASSETS
Beginning of period	114,428,589	124,293,040

End of period (including undistributed net investment
income of $8,393 and $20,151, respectively)	$121,791,116	$114,428,589
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	3/31/06	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:
Net investment income	.0120(c,d,e)	.0153(c,d)	.0044(c)	.0065(c)	.0114	.0286

Net realized gain
on investments	—	—	—	—(f )	—	—

Total from
investment operations	.0120	.0153	.0044	.0065	.0114	.0286

Less distributions:
From net investment income	(.0120)	(.0153)	(.0044)	(.0065)	(.0114)	(.0286)

Total distributions	(.0120)	(.0153)	(.0044)	(.0065)	(.0114)	(.0286)

Net asset value,
end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at
net asset value (%)(a)	1.21*	1.54	.44	.65	1.15	2.90

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$121,791	$114,429	$124,293	$148,603	$113,068	$105,637

Ratio of expenses to
average net assets (%)(b)	.24*(c,d,e)	.55(c,d)	.60(c)	.64(c)	.76	.73

Ratio of net investment income
to average net assets (%)	1.21*(c,d,e)	1.51(c,d)	.47(c)	.62(c)	1.08	2.87

*	Not annualized.
**	Unaudited
(a)	Total return assumes dividend reinvestment.
(b)	Includes amounts paid through expense offset arrangements (Note 2).
(c)	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	3/31/06	9/30/05	9/30/04	9/30/03

Class A	0.05%	0.12%	0.20%	0.15%

(Continued on next page)

Financial highlights (Continued)

(d) Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	3/31/06	9/30/05

Class A	0.02%	0.02%

(e) Reflects a non-recurring accrual related to a reimbursement to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, in the following amounts (Note 5):

		Percentage
	Per share	of net assets

Class A	<$0.01	0.02%

(f) Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), an indirect wholly-owned subsidiary of Putnam, LLC, the fund’s manager, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of high-quality short-term tax-exempt securities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuationThe valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2005, the fund had a capital loss carryover of $1,402 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2013.

The aggregate identified cost on a financial reporting and tax basis is the same.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plan and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.60% of the fund’s average net assets.

For the period ended March 31, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $56,695 of its management fee from the fund. For the period July 1, 2005 through approximately December 31, 2005 Putnam Management agreed to waive an additional $46,532 of its management fee from the fund. For the period ended March 31, 2006, Putnam Management waived $23,266 of its management fee from the fund as part of this additional waiver.

For the period ended March 31, 2006, Putnam Management has assumed $303 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2006, the fund incurred $49,270 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended March 31, 2006, the fund’s expenses were reduced by $2,524 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $263, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund’s average net assets. The Trustees currently have not approved payments under the plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $153,978,465 and $148,750,000, respectively.

Note 4: Capital shares

At March 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

CLASS A	Shares
Six months ended 3/31/06:
Shares sold	42,571,419

Shares issued
in connection
with reinvestment
of distributions	1,331,604

43,903,023

Shares
repurchased	(36,528,738)

Net increase	7,374,285

Year ended 9/30/05:
Shares sold	82,726,594

Shares issued
in connection
with reinvestment
of distributions	1,788,213

84,514,807

Shares
repurchased	(94,393,548)

Net decrease	(9,878,741)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In March 2006, the fund received $25,708 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations. Review of this matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material. Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter
	Executive Vice President,	Charles A. Ruys de Perez
Marketing Services	Associate Treasurer and	Vice President and
Putnam Retail Management	Principal Executive Officer	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Senior Vice President	Vice President and
Custodian	and Treasurer	BSA Compliance Officer
Putnam Fiduciary
Trust Company	Steven D. Krichmar	Judith Cohen
	Vice President and	Vice President, Clerk and
Legal Counsel	Principal Financial Officer	Assistant Treasurer
Ropes & Gray LLP
	Michael T. Healy	Wanda M. McManus
Trustees	Assistant Treasurer and	Vice President, Senior Associate
John A. Hill, Chairman	Principal Accounting Officer	Treasurer and Assistant Clerk
Jameson Adkins Baxter,
Vice Chairman	Daniel T. Gallagher	Nancy E. Florek
Charles B. Curtis	Senior Vice President,	Vice President, Assistant Clerk,
Myra R. Drucker	Staff Counsel and	Assistant Treasurer
Charles E. Haldeman, Jr.	Compliance Liaison	and Proxy Manager
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA057 233456 5/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006